ACE HARDWARE CORPORATION:  POWER OF ATTORNEY
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  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors of

ACE HARDWARE CORPORATION, a Delaware corporation, hereby constitutes and appoints DAVID F. HODNIK and LORI L. BOSSMANN, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form

S-2, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys and agents, or either of them, or their substitutes,

may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, each of the undersigned has set his or her hand and seal as of this 15th day of March, 1999.



     JENNIFER C. ANDERSON                             MARK JERONIMUS
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     Jennifer C. Anderson                             Mark Jeronimus


      ERIC R. BIBENS II                               HOWARD J. JUNG
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      Eric R. Bibens II                               Howard J. Jung


     LAWRENCE R. BOWMAN                              JOHN E. KINGREY
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     Lawrence R. Bowman                              John E. Kingrey


      JAMES T. GLENN                                MARIO R. NATHUSIUS
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      James T. Glenn                                Mario R. Nathusius


      DANIEL L. GUST                                ROGER E. PETERSON
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      Daniel L. Gust                                Roger E. Peterson


    D. WILLIAM HAGAN                                   JON R. WEISS
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    D. William Hagan                                   Jon R. Weiss